Exhibit 10.7

Execution Version

PATENT ASSIGNMENT

between

CARDIFF PROTIDES LIMITED

and

NUCANA BIOMED LIMITED

Dated: 15th March 2012

Ref: [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Dundas & Wilson

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

THIS ASSIGNMENT is made on 15th March 2012

BETWEEN:

(1)	CARDIFF PROTIDES LIMITED, a company incorporated under the Companies Acts (registered number 05455482) and having its registered office at Ty Myddfai, National Botanic Gardens of Wales, Llanarthney, Carmarthen, Dyfed SA32 8HZ (the “Assignor”); and

(2)	NUCANA BIOMED LIMITED, a company incorporated under the Companies Acts (registered number 03308778) and having its registered office at Bassett House, 5 Southwellpark Road, Camberley, Surrey GU15 3PU (the “Assignee”).

WHEREAS:

Pursuant to the Assignment, Licence and Collaboration Agreement (as defined below), the Assignor has agreed to assign to the Assignee, and the Assignee is willing to accept the assignment of the Assignor’s entire right, title and interest in and to the Patents (as defined below) on the terms and conditions set out in this Assignment.

NOW IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Assignment (including the Recitals), unless the context otherwise requires:

Assignment, Licence and Collaboration Agreement means the Licence and Collaboration Agreement dated 13 October 2009 between Nucana Biomed Limited and Cardiff Protides Limited, as amended by the Variation Agreement dated [insert date] between the same parties;

Effective Date means the date of this Assignment;

Patents means:

(i)	the patent applications listed in the Schedule;

(ii)	all patent applications which claim priority from the patent applications referred to in (i) above or from any patent application from which the patent applications referred to in (i) above claim priority;

(iii)	all patents granted pursuant to the patent applications referred to in (i) and (ii) above; and

Dundas & Wilson

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(iv)	all reissues, extensions, substitutions, continuations, divisions, supplementary protection certificates or extensions of term relating to the patent applications and patents referred to in (i) to (iii) above; and

Third Party means any party other than the Assignor and the Assignee.

1.2	In this Assignment unless the context demands otherwise:

1.2.1	words denoting the singular shall include the plural and vice versa;

1.2.2	words denoting a gender shall include all genders;

1.2.3	words denoting persons shall include corporations and all other legal entities;

1.2.4	a reference to a “Clause” shall be deemed to be a reference to the relevant clause of this Assignment;

1.2.5	the Clause headings are inserted for ease of reference and shall not affect the interpretation or construction of this Assignment or confer any right or obligations on either of the parties; and

1.2.6	references to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall in respect of any jurisdiction other than England be deemed to include what most nearly approximates in that jurisdiction to the English legal term.

2.	ASSIGNMENT

2.1	With effect from the Effective Date, the Assignor hereby assigns to the Assignee, and the Assignee hereby accepts the assignment of, the Assignor’s entire, right, title and interest in and to the Patents including all statutory and common law rights.

2.2	The Assignor hereby undertakes:

2.2.1	at the reasonable request and cost of the Assignee to do all things and execute all such further documents, forms and authorisations as may be necessary to vest the Assignor’s entire right, title and interest in and to the Patents in the Assignee absolutely, to register the Assignee’ title as proprietor of the Patents at relevant patent offices anywhere in the world and to provide reasonable assistance in the resolution of any question concerning the Patents;

2.2.2	at the reasonable request and cost of the Assignee to provide to the Assignee such assistance as the Assignee may reasonably require, including but not limited to

Dundas & Wilson

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

executing all such further documents, forms and authorisations as may be required, to enable the Assignee to prosecute and maintain the Patents during the period from the Effective Date and thereafter until registration of the assignment of the whole property, right, title and interest in the Patents to the Assignee; and

2.2.3	not, following the date of execution of this Assignment and prior to any transfer back to the Assignor of the Patents pursuant to the Assignment, Licence and Collaboration Agreement or otherwise, to assign or purport to assign any rights in, to or over the Patents to any Third Party or grant or purport to grant to any Third Party any licence or other right or permission to use the Patents or otherwise do anything inconsistent with the assignment of the whole property, right, title, and interest in and to the Patents to the Assignee pursuant to this Assignment.

3.	WARRANTIES AND LIABILITIES

3.1	Each party warrants to the other that it has full power and authority to enter into and to perform its obligations under this Assignment.

3.2	Other than as expressly set out in Clause 3.1 above and as contained in the Assignment, Licence and Collaboration Agreement, the Assignor gives no warranties, either express or implied, in relation to the Patents, including without limitation any warranty that the Patents are valid, will proceed to grant and/or whether exploitation of the Patents will infringe any third party rights.

4.	ENTIRE AGREEMENT

4.1	This Assignment and the Assignment, Licence and Collaboration Agreement embody and set forth the entire agreement and understanding of the parties in respect of the assignment of the Patents and supersedes all prior oral or written agreements, understandings or arrangements relating to the assignment of the Patents. Neither party shall be entitled to rely on any agreement, understanding or arrangement which is not expressly referred to in this Assignment in respect of the assignment of the Patents.

4.2	Nothing contained in this Assignment or in any other document referred to or incorporated in it shall be read or construed as excluding any liability or remedy as a result of fraud.

5.	COUNTERPARTS

5.1	This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute one and the same agreement. This Assignment shall not take effect until it has been executed by both parties.

Dundas & Wilson

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

6.	GOVERNING LAW AND JURISDICTION

This Assignment (and any dispute or claim relating to it, its enforceability or its termination) is to be governed by and construed and interpreted in accordance with English law. The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Assignment.

Dundas & Wilson

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

This is the Schedule referred to in the foregoing Assignment of Patents made between Cardiff Protides Limited and Nucana Biomed Limited

PART 1

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Dundas & Wilson

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Dundas & Wilson

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Dundas & Wilson

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

This Deed is executed by the parties and is delivered and takes effect on the date at the beginning of this Deed.

Executed as a Deed by Cardiff Protides Limited acting by:

/s/ [***]

Signature of Director/Authorised Signatory

[***]

Print name of Director/Authorised Signatory

Executed as a Deed by Nucana Biomed Limited acting by:

/s/ H. Griffith

Signature of Director/Authorised Signatory

Hugh Griffith

Print name of Director/Authorised Signatory

Dundas & Wilson

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.